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                                                                    Exhibit 10.6

                            BOSTON PROPERTIES, INC.

                     1997 STOCK OPTION AND INCENTIVE PLAN
                  AS AMENDED AND RESTATED ON JANUARY 24, 2000


SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS
            ----------------------------------------

     The name of the plan is the Boston Properties, Inc. 1997 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons of Boston Properties, Inc. (the "Company"), and the employees and other key persons of Boston Properties Limited Partnership (the "Operating Partnership") and the Company's other Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Administrator" is defined in Section 2(a).

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards, Dividend Equivalent Rights and Other Stock-Based Awards.

     "Board" means the Board of Directors of the Company as constituted from time to time.

     "Change of Control" is defined in Section 16.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the Committee of the Board referred to in Section 2.

     "Company" means Boston Properties, Inc., a Delaware corporation, and any successor thereto.

     "Deferred Stock Award" means Awards granted pursuant to Section 7.

     "Dividend Equivalent Right" means Awards granted pursuant to Section 10.
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     "Effective Date" means the date on which the Plan is initially approved by stockholders as set forth in Section 18.

     "Fair Market Value" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the next preceding date on which Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Stock is traded or admitted to trading. Notwithstanding the foregoing, the Fair Market Value on the first day of the Company's initial public offering of Stock shall be the initial public offering price as set forth in the final prospectus for the Company's initial public offering.

     "Incentive Stock Option" means any Stock Option that qualifies as and is designated in writing in the related Option agreement as constituting an "incentive stock option" as defined in Section 422 of the Code.

     "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Operating Partnership" means Boston Properties Limited Partnership, a Delaware limited partnership, and any successor thereto.

     "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

     "Other Stock-Based Award" means Awards granted pursuant to Section 11.

     "Performance Share Award" means Awards granted pursuant to Section 9.

     "Restricted Stock Award" means Awards granted pursuant to Section 6.

     "Retirement" means the employee's termination of employment with the Company and its Subsidiaries after attainment of the age and/or service requirements to qualify for early or normal retirement under the Company's qualified retirement plan.

     "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns

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stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     "Unrestricted Stock Award" means any Award granted pursuant to Section 8.

SECTION 2.  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT
            ---------------------------------------------------------
            PARTICIPANTS AND DETERMINE AWARDS
            ---------------------------------

     (a) Committee. The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the "Administrator"). Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule. Each member of the Committee shall also be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     (b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the individuals to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards, Dividend Equivalent Rights and Other Stock-Based Awards, or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of shares of Stock to be covered by any Award;

          (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that except as otherwise provided in Section 3(b) or 3(c), the Administrator is not permitted to reduce the exercise price of stock options or effect repricing through cancellation and re-grants;

          (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving a Change of Control or the death, disability or termination of employment of a Plan participant;

          (vi) subject to the provisions of Section 5(a)(iii), to extend at any time the post-termination period in which Stock Options may be exercised;

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          (vii)  to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting deemed interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

          (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Administrator shall be made in the Administrator's sole and absolute discretion and shall be final and binding on all persons, including the Company and Plan participants.

     (c) Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be awarded during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; RECAPITALIZATIONS; MERGERS;
            ----------------------------------------------------------
            SUBSTITUTE AWARDS
            -----------------

     (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be increased from 9,699,162 shares to 14,699,162 shares as of the date of this restatement, an increase of 5,000,000 shares; plus (ii) as of the first day of each calendar quarter after January 1, 2000, 9.5 percent of any net increase since the first day of the preceding calendar quarter in the total number of shares of Stock actually outstanding (assuming all units of partnership interests in the Operating Partnership that are subject to redemption rights are converted into Stock). Notwithstanding the foregoing, the maximum number of shares of Stock for which Awards other than Options may be granted under the Plan shall not exceed 2,000,000 shares in the aggregate. The foregoing limitation shall apply to shares available for issuance under the Plan prior to this restatement as well as shares added to the Plan as a result of this restatement. For purposes of the limitations of this

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Section 3(a), if any portion of an Award is forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated, the shares of Stock underlying such portion of the Award shall be added back to the shares of Stock available for issuance under the Plan. With respect to grants made or compensation earned under the Plan, Stock Options with respect to no more than 1,500,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

     (b) Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator may make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

     (c) Mergers. In contemplation of and subject to the consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a "Transaction"), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), and/or (ii) upon written notice to the participants, provide that all Awards will terminate immediately prior to the consummation of the Transaction. In the event that, pursuant to clause (ii) above, Awards will terminate immediately prior to the consummation of the Transaction, all vested Awards, other than Options, shall be fully settled in cash or in kind at such appropriate consideration as determined by the Administrator in its sole discretion after taking into account the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") and all Stock Options shall be fully settled, in cash or in kind, in an amount equal to the difference between (A) the Merger Price times the number of shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such

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outstanding Stock Options; provided, however, that each participant shall be permitted, within a specified period determined by the Administrator prior to the consummation of the Transaction, to exercise all outstanding Stock Options, including those that are not then exercisable, subject to the consummation of the Transaction.

     (d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

SECTION 4.  ELIGIBILITY
            -----------

     Participants in the Plan will be such full or part-time officers and other employees, Independent Directors and key persons of the Company, the Operating Partnership and the Company's other Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company, the Operating Partnership and the Company's other Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.  STOCK OPTIONS
            -------------

     Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after January 24, 2010.

     (a) Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this
Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the participant's election, subject to such terms and conditions as the Administrator may establish, as well as in addition to other compensation.

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          (i) Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

          (iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date; provided, however, that Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date unless the Administrator otherwise provides in the Award agreement; provided further, however, that an optionee's Stock Options, other than those held by Mortimer B. Zuckerman and Edward H. Linde, shall be exercisable in full upon and after such optionee's attainment of age 65. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.
     An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

               (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

               (B) Through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Company plan and that have been beneficially owned by the optionee for at least six months, if permitted by the Administrator in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

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               (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

               (D) By the optionee delivering to the Company a promissory note if the Administrator has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the shares attested to.

          (v) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

     (b) Reload Options. At the discretion of the Administrator and subject to such restrictions, terms and conditions as the Administrator may establish, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Administrator otherwise determines in the Award agreement for the original Option grant.

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     (c) Stock Options Granted to Independent Directors.

          (i)  Automatic Grant of Options.

               (A) Each person who was an Independent Director on the effective date of the Company's initial public offering was granted on such date a Non-Qualified Stock Option to acquire 10,000 shares of Stock. The exercise price per share for the Stock covered by such Non-Qualified Stock Option shall be the initial public offering price as set forth in the final prospectus for the Company's initial public offering.

               (B) Each Independent Director who is first elected to serve as a Director after the effective date of the Company's initial public offering shall be granted, on the fifth business day after his election, a Non-Qualified Stock Option to acquire 10,000 shares of Stock.

               (C) Each Independent Director who is serving as Director of the Company on the fifth business day after each annual meeting of shareholders, beginning with the 1998 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 5,000 shares of Stock.

               (D) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(c)(i)(B) and (C) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

               (E) The Board, in its discretion, may grant additional Non-Qualified Stock Options to Independent Directors. Any such grant may vary among individual Independent Directors.

          (ii)  Exercise; Termination.

               (A) Unless otherwise determined by the Administrator, an Option granted under Section 5(c)(i)(A), (B) or (C) shall be exercisable with respect to 50 percent of the underlying shares on the first anniversary of the grant date and shall be exercisable with respect to all of the underlying shares on the second anniversary of the grant date. An Option granted under Section 5(c)(i)(E) shall be subject to such vesting and exercisability provisions as the Board may provide at the time of grant. An Option issued under this Section 5(c) shall not be exercisable after the expiration of ten years from the date of grant.

               (B) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in
          Section 5(a)(iv).  An optionee shall

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          have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

     (d) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable option agreement.

     (e)  Termination.

          (i) Except as may otherwise be provided by the Administrator either in the Award agreement, or subject to Section 14 below, in writing after the Award agreement is issued, an optionee's rights in all Stock Options shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason, except by reason of Retirement.

          (ii) Any Stock Option held by an optionee, other than Mortimer B. Zuckerman and Edward H. Linde, whose employment by the Company and its Subsidiaries is terminated by reason of Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of 24 months (or such other period as the Administrator shall specify at any time) from the date of such termination of employment by reason of Retirement, or until the expiration of the stated term of the Stock Option, if earlier.

SECTION 6.  RESTRICTED STOCK AWARDS
            -----------------------

     (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other higher purchase price determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the participant executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants.

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     (b) Rights as a Stockholder.  Upon execution of the Restricted Stock Award agreement and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such terms and conditions as may be contained in the Restricted Stock Award agreement. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

     (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the participant or the participant's legal representative.

     (d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The vesting period of a Restricted Stock Award shall be at least three years, except that in the case of a Restricted Stock Award that may become transferable and no longer subject to forfeiture upon the attainment of pre-established performance goals, the vesting period shall be at least one year. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a participant's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 6(c) above.

     (e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or reinvestment (in the form of additional Restricted Stock) of dividends paid on the Restricted Stock.

SECTION 7.  DEFERRED STOCK AWARDS
            ---------------------

     (a) Nature of Deferred Stock Awards.   A Deferred Stock Award is an Award
of phantom stock units to a participant, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and

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objectives. Except in the case of Deferred Stock Awards granted pursuant to
Section 7(b) below, the vesting period of a Deferred Stock Award shall be at least three years, except that in the case of a Deferred Stock Award that may become transferable and no longer subject to forfeiture upon the attainment of pre-established performance goals, the vesting period shall be at least one year. The grant of a Deferred Stock Award is contingent on the participant executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the participant in the form of shares of Stock.

     (b) Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a participant to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such participant in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

     (c) Rights as a Stockholder. During the deferral period, a participant shall have no rights as a stockholder; provided, however, that the participant may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

     (d) Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

     (e) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a participant's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 8.  UNRESTRICTED STOCK AWARDS
            -------------------------

     Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Administrator) an Unrestricted Stock Award to any participant pursuant to which such participant may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such participant.

SECTION 9.  PERFORMANCE SHARE AWARDS
            ------------------------

     (a) Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b) Rights as a Stockholder. A participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Administrator).

     (c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

     (d) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 14, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 10.  DIVIDEND EQUIVALENT RIGHTS
             --------------------------

     (a) Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any participant as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair

Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     (b) Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

     (c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a participant's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 11.  OTHER STOCK-BASED AWARDS
             ------------------------

     (a) Nature of Other Stock-Based Awards. An Other Stock-Based Award includes other Awards of Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Stock, including without limitation, convertible preferred stock, convertible debentures, exchangeable securities and Awards valued by reference to book value or subsidiary performance. An Other Stock-Based Award may be granted to any participant either along side or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock granted under the Plan and/or cash awards made outside of the Plan. Stock (including securities convertible into Stock) issued on a bonus basis under this Section 11 may be issued for no cash consideration.
Stock (including securities convertible into Stock) purchased with a purchase right awarded under this Section 11 shall be priced at least 25 percent of the Fair Market Value of the Stock on the date of grant. The grant of an Other Stock-Based Award may be subject to restrictions and conditions as the Administrator may determine at the time of grant, including conditions based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of an Other Stock-Based Award is contingent on the participant executing the Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants.

     (b) Rights as a Stockholder. Until such time as an Other Stock-Based Award is actually paid out in shares of Stock, a participant shall have no rights as a holder of Stock.

     (c) Restrictions. An Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award agreement.

     (d) Termination. Except as may otherwise be provided by the Administrator in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a participant's right in his Other Stock-Based Awards that have not vested shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.  TAX WITHHOLDING
             ---------------

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company's obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

     (b) Payment in Stock. Subject to approval by the Administrator, a participant may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due, or (iii) any combination of (i) and (ii).

SECTION 13.  TRANSFER, LEAVE OF ABSENCE, ETC.
             -------------------------------

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the written policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 14.  AMENDMENTS AND TERMINATION
             --------------------------

     The Administrator may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's written consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or ensure that compensation earned under Stock Options granted under the Plan qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 14 shall limit the Board's authority to take any action permitted pursuant to Section 3(c).

SECTION 15.  STATUS OF PLAN
             --------------

     Unless the Administrator shall otherwise expressly determine in writing, with respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 16.  CHANGE OF CONTROL PROVISIONS
             ----------------------------

     (a) Upon the occurrence of a Change of Control as defined in this Section 16, all outstanding Options shall become immediately exercisable in full, and all other Awards under the Plan shall become fully vested.

     (b) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, Mortimer B. Zuckerman, Edward H. Linde, any "affiliate" or "associate" (as such terms are defined in Rule 12b-2 under the Act) of Mortimer B. Zuckerman or Edward
     H. Linde, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (other than as a result of an acquisition of securities directly from the Company); provided that for purposes of determining the "beneficial ownership" (as such term is defined in Rule 13d-3 under the Act) of any "group" of which Mortimer B. Zuckerman, Edward H. Linde or any of their affiliates or associates is a member (each such entity or individual, a "Related Party"), there shall not be attributed to the "beneficial ownership" (as such term is defined in Rule 13d-3 under the Act) of such group any shares beneficially owned by any Related Party; or

          (ii) persons who, as of the effective date of the Company's initial public offering of Stock, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to such date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least two-thirds of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; or

          (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, "beneficially own" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 60 percent or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer to an unrelated party (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or
     (C) any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person (as defined in the foregoing clause (i)) to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if such person shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 17.  GENERAL PROVISIONS
             ------------------

     (a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Stock certificates to be delivered to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards shall not confer upon any employee any right to continued employment with the Company or any Subsidiary and shall not interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

     (d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company insider-trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

SECTION 18.  EFFECTIVE DATE OF PLAN
             ----------------------

     This Plan became effective on June 11, 1997.

SECTION 19.  GOVERNING LAW
             -------------

     This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE OF APPROVAL OF INITIAL PLAN BY BOARD OF DIRECTORS:  June 11, 1997


DATE OF APPROVAL BY STOCKHOLDERS:  June 11, 1997


DATE OF APPROVAL OF AMENDED AND RESTATED PLAN
BY COMPENSATION COMMITTEE OF THE BOARD:  January 24, 2000


DATE OF APPROVAL OF AMENDED AND RESTATED PLAN BY SHAREHOLDERS:   May 3, 2000.

                             BOSTON PROPERTIES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

     Pursuant to the Boston Properties, Inc. 1997 Stock Option and Incentive Plan (the "Plan"), Boston Properties, Inc. (the "Company") hereby grants to
(the "Optionee"), a non-qualified stock option (the "Stock Option") to purchase shares of Common Stock of the Company (the "Stock") at the price of $_____ per share, subject to the terms of this Agreement and the Plan. The Stock Option is
granted as of        the "Grant Date") and shall expire on        (the
"Expiration Date"). All terms used herein that are defined in the Plan shall have the same meaning given them in the Plan.

     1. Timing of Exercise. Subject to Section 2 below and the discretion of the Administrator to accelerate the vesting schedule hereunder, the Stock Option shall become vested and exercisable with respect to the following whole number of shares according to the timetable set forth below:


  Number of Years            Percentage of Shares          Cumulative Percentage
After Date of Grant     Becoming Available for Exercise          Available
-------------------     -------------------------------          ---------

Less than 3 years                     0%                             0%
At least 3 years                     33 1/3%                       33 1/3%
At least 4 years                     33 1/3%                       66 2/3%
5 or more years                      33 1/3%                       100%

     Notwithstanding the foregoing, the Stock Option shall become fully vested and exercisable for the reasons stated in Sections 2(a), 2(b), 2(c) and 2(d)
below.   The Stock Option shall remain exercisable until the Expiration Date, unless the Stock Option is terminated sooner as provided herein.

     2. Termination of Employment. If the Optionee ceases to be an employee of the Company or Subsidiary, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

          (a) Termination Due to Death. If the Optionee ceases to be an employee due to death, the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee's beneficiary or legal representative for a period of twelve (12) months from the date of death, or until the Expiration Date, if earlier.

          (b) Termination Due to Disability. If the Optionee ceases to be an employee as a result of incapacity due to physical or mental illness or disability which qualifies him to receive benefits under the Company's long-term disability plan, the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee (or Optionee's legal representative if Optionee is incapacitated) for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier.

          (c) Termination by the Company without Cause or by Employee for Good Reason. If the Optionee is terminated by the Company for reasons other than "Cause" (as defined herein), or if the Optionee terminates for Good Reason (as defined herein), the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier.

          (d) Termination in Connection with a Change of Control. If the Optionee is terminated by the Company for reasons other than "Cause" (as defined herein) in connection with a Change of Control, or if the Optionee terminates employment for "Good Reason" (as defined herein), the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier. Notwithstanding the foregoing, nothing in this Section 2(d) shall limit the Board's authority to take any action permitted pursuant to
     Section 3(c) of the Plan.

          (e) Termination for Cause. If the Optionee ceases to be an employee for Cause (as defined herein), the Stock Option held by the Optionee shall immediately terminate and be of no further force and effect.

          (f) Other Termination. If the Optionee ceases to be an employee for any reason other than those stated in Sections 2(a), 2(b), 2(c), 2(d) or 2(e) of this Agreement, the Stock Option held by the Optionee may be exercised to the extent exercisable at the time of his or her termination, for a period of three (3) months from the date of termination or until the Expiration Date, if earlier. The remaining portion of the Stock Option held by the Optionee shall immediately terminate and be of no further force and effect.

For this purpose, neither a transfer of employment from the Company to a Subsidiary (or from a Subsidiary to the Company) nor a leave of absence approved in writing shall be deemed a "termination of employment."

     3. Manner of Exercise. Subject to Section 5 below, the Stock Option may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Payment of the purchase price may be made by one or more of the following methods:

          (a) In cash, by certified or bank check or other instrument acceptable to the Administrator;

          (b) In the form of shares of Stock that the Optionee has beneficially owned for more than six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

          (c) By the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the Optionee chooses to pay the purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in the Optionee's stead in accordance with the provisions contained in the Plan or this Agreement) by the Company of the full purchase price for such shares and any required withholding taxes, and the fulfillment of any other requirements contained in the Plan, this Agreement or applicable provisions of law.

     4.  Definitions.  For purposes of this Agreement:

          (a) "Cause" shall mean: (A) gross negligence or willful misconduct by Optionee in connection with the performance of his or her material duties as an employee of the Company or any Subsidiary; (B) a breach by Optionee of any of his or her material duties as an employee of the Company or any Subsidiary and the failure of Optionee to cure such breach within thirty (30) days after written notice thereof by the Company or any Subsidiary; (C) conduct by Optionee against the material best interests of the Company or any Subsidiary or a material act of common law fraud against the Company, any Subsidiary or the employees of either the Company or any Subsidiary; or (D) conviction of Optionee of a felony and such conviction has a material adverse effect on the interests or reputation of the Company or any Subsidiary.

          (b) "Good Reason" shall mean the voluntary termination of employment by Optionee following the occurrence of any of the following events: (A) a substantial adverse change, not consented to by Optionee, in the nature or scope of Optionee's responsibilities, authorities, powers, functions or duties from the responsibilities, authorities, powers, functions or duties exercised by Optionee immediately prior to a Change of Control; (B) an involuntary reduction in Optionee's annual base salary except for across-the-board salary reduction similarly affecting all or substantially all employees; (C) the relocation of the company's offices at which Optionee is principally employed or the relocation of the offices of Optionee's primary workgroup to a location more than thirty (30) miles from such offices, or the requirement by the Company for Optionee to be based anywhere other than the Company's offices at such location on an extended basis, except for required travel of the Company's business to an extent substantially consistent with Optionee's business travel obligations; or (D) the failure by the Company to pay the Optionee any portion of his compensation within fifteen
     (15) days of the date such compensation is due without the prior written consent of the Optionee.

     5. Trading Policy Restrictions. Option exercises shall be subject to such Company trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

     6. The Stock Option Transferable in Limited Circumstances. Subject to prior written notification to the Company by the Optionee, the Stock Option may be transferred to a family member, a trust for the benefit of one or more family members or a partnership in which family members are the only partners; provided, however, that the transferee agrees in writing with the Company to be bound by the terms of this Agreement and the Plan. Except as permitted in the preceding sentence, the Stock Option is not transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

     7. Stock Option Shares. The shares to be issued under the Plan are shares of the Common Stock of the Company as constituted as of the date of this Agreement, subject to adjustments pursuant to Section 3 of the Plan.

     8. Rights as a Stockholder. The Optionee shall have the rights of a stockholder only as to shares of Stock acquired upon exercise of the Stock Option and not as to any shares of Stock covered by unexercised Stock Options. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such shares are acquired.

     9.  Tax Withholding.   No later than the date on which part or all of the
value of any shares of Stock received under the Plan first becomes includible in the Optionee's gross income for Federal income tax purposes, the Optionee shall make arrangements with the Administrator in accordance with Section 12 of the Plan regarding the payment of any federal, state or local taxes required to be withheld with respect to such income. Such payment may be either in cash or in Stock, subject to approval by the Administrator.

     10. Tax Status. The Stock Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

     11. The Plan. The Stock Option is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control.

     12. No Obligation to Exercise Stock Option. The grant and acceptance of the Stock Option imposes no obligation on the Optionee to exercise it.

     13. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

     14. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     15. Purchase Only for Investment. To insure the Company's compliance with the Securities Act of 1933, as amended, the Optionee agrees for himself or herself, the Optionee's legal representatives and estate, or other persons who acquire the right to exercise the Stock Option upon his or her death, that shares will be purchased in the exercise of the Stock Option for investment purposes only and not with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act.

     16. Governing Law. This Agreement and the Stock Option shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

     17. Beneficiary Designation. The Optionee hereby designates the following person(s) as the Optionee's beneficiary(ies) to whom shall be transferred any rights under the Stock Option which survive the Optionee's death. If the Optionee names more than one primary beneficiary and one or more of such primary beneficiaries die, the deceased primary beneficiary's interest will be apportioned among any surviving primary beneficiaries before any contingent beneficiary receives any amount, unless the Optionee indicates otherwise in a signed and dated additional page. The same rule shall apply within the category of contingent beneficiaries. Unless the Optionee has specified otherwise herein, any rights which survive the Optionee's death will be divided equally among the Optionee's primary beneficiaries or contingent beneficiaries, as the case may be. If no beneficiary survives the Optionee or there is no effective beneficiary designation, the Optionee's estate shall be deemed to be his or her beneficiary.

                            PRIMARY BENEFICIARY(IES)
                                 (Please Print)

            Name            Relationship        %              Address

(a)
   -----------------------  ------------    ---------   ------------------------
(b)
   -----------------------  ------------    ---------   ------------------------
(c)
   -----------------------  ------------    ---------   ------------------------

                           CONTINGENT BENEFICIARY(IES)
                                 (Please Print)

            Name            Relationship        %              Address

(a)
   -----------------------  ------------    ---------   ------------------------

(b)
   -----------------------  ------------    ---------   ------------------------

(c)
   -----------------------  ------------    ---------   ------------------------

                              BOSTON PROPERTIES, INC.


                              By:
                                 -------------------------------

                              Title:
                                    ----------------------------



     The undersigned hereby acknowledges receipt of the foregoing Stock Option and agrees to its terms and conditions:

                                        -------------------------------------
                                        Optionee

                                        -------------------------------------
                                        Date

                             BOSTON PROPERTIES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

     Pursuant to the Boston Properties, Inc. 1997 Stock Option and Incentive Plan (the "Plan"), Boston Properties, Inc. (the "Company") hereby grants to
(the "Optionee"), a non-qualified stock option (the "Stock Option") to purchase shares of Common Stock of the Company (the "Stock") at the price of $_____ per share, subject to the terms of this Agreement and the Plan. The Stock Option is
granted as of        the "Grant Date") and shall expire on        (the
"Expiration Date"). All terms used herein that are defined in the Plan shall have the same meaning given them in the Plan.

      1. Timing of Exercise. Subject to Section 2 below and the discretion of the Administrator to accelerate the vesting schedule hereunder, the Stock Option shall become vested and exercisable with respect to the following whole number of shares according to the timetable set forth below:


 Number of Years            Percentage of Shares           Cumulative Percentage
After Date of Grant     Becoming Available for Exercise          Available
-------------------     -------------------------------    ---------------------

Less than 3 years                    0%                             0%
At least 3 years                    33 1/3%                        33 1/3%
At least 4 years                    33 1/3%                        66 2/3%
5 or more years                     33 1/3%                        100%

     Notwithstanding the foregoing, the Stock Option shall become fully vested and exercisable for the reasons stated in Sections 2(a), 2(b), 2(c) and 2(d)
below.   The Stock Option shall remain exercisable until the Expiration Date, unless the Stock Option is terminated sooner as provided herein.

     2. Termination of Employment. If the Optionee ceases to be an employee of the Company or Subsidiary, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

          (a) Termination Due to Death. If the Optionee ceases to be an employee due to death, the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee's beneficiary or legal representative for a period of twelve (12) months from the date of death, or until the Expiration Date, if earlier.

           (b) Termination Due to Disability. If the Optionee ceases to be an employee as a result of incapacity due to physical or mental illness or disability which qualifies him to receive benefits under the Company's long-term disability plan, the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee (or Optionee's legal representative if Optionee is incapacitated) for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier.

          (c) Termination by the Company without Cause or by Employee for Good Reason. If the Optionee is terminated by the Company for reasons other than "Cause" (as defined herein), or if the Optionee terminates for Good Reason (as defined in the Employment Agreement dated June 14, 1997, between the Company and the Optionee), the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier

          (d) Termination in Connection with a Change of Control. If the Optionee is terminated by the Company for reasons other than "Cause" (as defined herein) in connection with a Change of Control, or if the Optionee terminates employment for "Good Reason" (as defined herein), the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier. Notwithstanding the foregoing, nothing in this Section 2(d) shall limit the Board's authority to take any action permitted pursuant to
     Section 3(c) of the Plan.

          (e) Termination for Cause. If the Optionee ceases to be an employee for Cause (as defined herein), the Stock Option held by the Optionee shall immediately terminate and be of no further force and effect.

          (f) Other Termination. If the Optionee ceases to be an employee for any reason other than those stated in Sections 2(a), 2(b), 2(c), 2(d) or 2(e) of this Agreement, the Stock Option held by the Optionee may be exercised to the extent exercisable at the time of his or her termination, for a period of three (3) months from the date of termination or until the Expiration Date, if earlier. The remaining portion of the Stock Option held by the Optionee shall immediately terminate and be of no further force and effect.

For this purpose, neither a transfer of employment from the Company to a Subsidiary (or from a Subsidiary to the Company) nor a leave of absence approved in writing shall be deemed a "termination of employment."

     3. Manner of Exercise. Subject to Section 5 below, the Stock Option may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Payment of the purchase price may be made by one or more of the following methods:

          (a) In cash, by certified or bank check or other instrument acceptable to the Administrator;

          (b) In the form of shares of Stock that the Optionee has beneficially owned for more than six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

          (c) By the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the Optionee chooses to pay the purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in the Optionee's stead in accordance with the provisions contained in the Plan or this Agreement) by the Company of the full purchase price for such shares and any required withholding taxes, and the fulfillment of any other requirements contained in the Plan, this Agreement or applicable provisions of law.

     4.  Definitions.  For purposes of this Agreement:

          (a) "Cause" shall mean: (A) gross negligence or willful misconduct by Optionee in connection with the performance of his or her material duties as an employee of the Company or any Subsidiary; (B) a breach by Optionee of any of his or her material duties as an employee of the Company or any Subsidiary and the failure of Optionee to cure such breach within thirty (30) days after written notice thereof by the Company or any Subsidiary; (C) conduct by Optionee against the material best interests of the Company or any Subsidiary or a material act of common law fraud against the Company, any Subsidiary or the employees of either the Company or any Subsidiary; or (D) conviction of Optionee of a felony and such conviction has a material adverse effect on the interests or reputation of the Company or any Subsidiary.

          (b) "Good Reason" shall mean the voluntary termination of employment by Optionee following the occurrence of any of the following events: (A) a substantial adverse change, not consented to by Optionee, in the nature or scope of Optionee's responsibilities, authorities, powers, functions or duties from the responsibilities, authorities, powers, functions or duties exercised by Optionee immediately prior to a Change of Control; (B) an involuntary reduction in Optionee's annual base salary except for across-the-board salary reduction similarly affecting all or substantially all employees; (C) the relocation of the company's offices at which Optionee is principally employed or the relocation of the offices of Optionee's primary workgroup to a location more than thirty (30) miles from such offices, or the requirement by the Company for Optionee to be based anywhere other than the Company's offices at such location on an extended basis, except for required travel of the Company's business to an extent substantially consistent with Optionee's business travel obligations; or
     (D) the failure by the Company to pay the Optionee any portion of his compensation within fifteen (15) days of the date such compensation is due without the prior written consent of the Optionee.

     5. Trading Policy Restrictions. Option exercises shall be subject to such Company trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

     6. The Stock Option Transferable in Limited Circumstances. Subject to prior written notification to the Company by the Optionee, the Stock Option may be transferred to a family member, a trust for the benefit of one or more family members or a partnership in which family members are the only partners; provided, however, that the transferee agrees in writing with the Company to be bound by the terms of this Agreement and the Plan. Except as permitted in the preceding sentence, the Stock Option is not transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

     7. Stock Option Shares. The shares to be issued under the Plan are shares of the Common Stock of the Company as constituted as of the date of this Agreement, subject to adjustments pursuant to Section 3 of the Plan.

     8. Rights as a Stockholder. The Optionee shall have the rights of a stockholder only as to shares of Stock acquired upon exercise of the Stock Option and not as to any shares of Stock covered by unexercised Stock Options. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such shares are acquired.

     9.  Tax Withholding.   No later than the date on which part or all of the
value of any shares of Stock received under the Plan first becomes includible in the Optionee's gross income for Federal income tax purposes, the Optionee shall make arrangements with the Administrator in accordance with Section 12 of the Plan regarding the payment of any federal, state or local taxes required to be withheld with respect to such income. Such payment may be either in cash or in Stock, subject to approval by the Administrator.

     10. Tax Status. The Stock Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

     11. The Plan. The Stock Option is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control.

     12. No Obligation to Exercise Stock Option. The grant and acceptance of the Stock Option imposes no obligation on the Optionee to exercise it.

     13. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

     14. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     15. Purchase Only for Investment. To insure the Company's compliance with the Securities Act of 1933, as amended, the Optionee agrees for himself or herself, the Optionee's legal representatives and estate, or other persons who acquire the right to exercise the Stock Option upon his or her death, that shares will be purchased in the exercise of the Stock Option for investment purposes only and not with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act.

     16. Governing Law. This Agreement and the Stock Option shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

     17. Beneficiary Designation. The Optionee hereby designates the following person(s) as the Optionee's beneficiary(ies) to whom shall be transferred any rights under the Stock Option which survive the Optionee's death. If the Optionee names more than one primary beneficiary and one or more of such primary beneficiaries die, the deceased primary beneficiary's interest will be apportioned among any surviving primary beneficiaries before any contingent beneficiary receives any amount, unless the Optionee indicates otherwise in a signed and dated additional page. The same rule shall apply within the category of contingent beneficiaries. Unless the Optionee has specified otherwise herein, any rights which survive the Optionee's death will be divided equally among the Optionee's primary beneficiaries or contingent beneficiaries, as the case may be. If no beneficiary survives the Optionee or there is no effective beneficiary designation, the Optionee's estate shall be deemed to be his or her beneficiary.

                            PRIMARY BENEFICIARY(IES)
                                 (Please Print)

              Name            Relationship    %              Address

(a)
   --------------------------  --------    ------   ---------------------------
(b)
   --------------------------  --------    ------   ---------------------------
(c)
   --------------------------  --------    ------   ---------------------------

                           CONTINGENT BENEFICIARY(IES)
                                 (Please Print)

              Name            Relationship    %              Address

(a)
   --------------------------  --------    ------   ---------------------------

(b)
   --------------------------  --------    ------   ---------------------------

(c)
   --------------------------  --------    ------   ---------------------------

                              BOSTON PROPERTIES, INC.


                              By:
                                 --------------------------------
                              Title:   Vice President
                                    -----------------------------



     The undersigned hereby acknowledges receipt of the foregoing Stock Option and agrees to its terms and conditions:

                                            ------------------------------------
                                            Optionee

                                            ------------------------------------
                                            Date

                            BOSTON PROPERTIES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      Pursuant to the Boston Properties, Inc. 1997 Stock Option and Incentive Plan (the "Plan"), Boston Properties, Inc. (the "Company") hereby grants to (the "Optionee"), a non-qualified stock option (the "Stock Option") to purchase shares of Common Stock of the Company (the "Stock") at the price of $ per share, subject to the terms of this Agreement and the Plan. The Stock Option is granted as of (the "Grant Date") and shall expire on (the "Expiration Date"). All terms used herein that are defined in the Plan shall have the same meaning given them in the Plan.

      1. Timing of Exercise. Subject to Section 2 below and the discretion of the Administrator to accelerate the vesting schedule hereunder, the Stock Option shall become vested and exercisable with respect to the following whole number of shares according to the timetable set forth below:

  Number of Years            Percentage of Shares          Cumulative Percentage
After Date of Grant     Becoming Available for Exercise          Available

Less than 1 year                       0%                          0%
At least 1 year                       33 1/3%                     33 1/3%
At least 2 years                      33 1/3%                     66 2/3%
3 or more years                       33 1/3%                      100%

     Notwithstanding the foregoing, the Stock Option shall become fully vested and exercisable when the Optionee attains age 65, dies or becomes incapacitated (as defined in Section 2(b) below) or upon a Change in Control (as defined in the Plan) of the Company. The Stock Option shall remain exercisable until the Expiration Date, unless the Stock Option is terminated sooner as provided herein.

     2. Termination of Employment. If the Optionee ceases to be an employee of the Company or Subsidiary, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

          (a) Termination Due to Death. If the Optionee ceases to be an employee due to death, the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee's beneficiary or legal representative for a period of twelve (12) months from the date of death, or until the Expiration Date, if earlier.

          (b) Termination Due to Disability. If the Optionee ceases to be an employee as a result of incapacity due to physical or mental illness or disability which qualifies him or her to receive benefits under the Company's long-term disability plan, the Stock

     Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee (or Optionee's legal representative if Optionee is incapacitated) for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier.

          (c) Termination in Connection with Retirement. If the Optionee's employment terminates by reason of Retirement (as defined in the Plan), the Stock Option held by the Optionee may be exercised to the extent exercisable at the time of his or her Retirement, for a period of twenty-four (24) months from the date of Retirement or until the Expiration Date, if earlier.

          (d) Termination for Cause. If the Optionee ceases to be an employee for Cause (as defined herein), the Stock Option held by the Optionee shall immediately terminate and be of no further force and effect.

          (e) Other Termination. If the Optionee ceases to be an employee for any reason other than those stated in Sections 2(a), 2(b), 2(c) or 2(d) of this Agreement, the Stock Option held by the Optionee may be exercised to the extent exercisable at the time of his or her termination, for a period of three (3) months from the date of termination or until the Expiration Date, if earlier. The remaining portion of the Stock Option held by the Optionee shall immediately terminate and be of no further force and effect.

For this purpose, neither a transfer of employment from the Company to a Subsidiary (or from a Subsidiary to the Company) nor a leave of absence approved in writing shall be deemed a "termination of employment."

     3. Manner of Exercise. Subject to Section 5 below, the Stock Option may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Payment of the purchase price may be made by one or more of the following methods:

          (a) In cash, by certified or bank check or other instrument acceptable to the Administrator;

          (b) In the form of shares of Stock that the Optionee has beneficially owned for more than six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

          (c) By the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the Optionee chooses to pay the purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in the Optionee's stead in accordance with the provisions contained in the Plan or this Agreement) by the Company of the full purchase price for such shares and any required withholding taxes, and the fulfillment of any other requirements contained in the Plan, this Agreement or applicable provisions of law.

     4.  Definitions.  For purposes of this Agreement:

          "Cause" shall mean: (A) gross negligence or willful misconduct by Optionee in connection with the performance of his or her material duties as an employee of the Company or any Subsidiary; (B) a breach by Optionee of any of his or her material duties as an employee of the Company or any Subsidiary and the failure of Optionee to cure such breach within thirty
     (30) days after written notice thereof by the Company or any Subsidiary;
     (C) conduct by Optionee against the material best interests of the Company or any Subsidiary or a material act of common law fraud against the Company, any Subsidiary or the employees of either the Company or any Subsidiary; or (D) conviction of Optionee of a felony and such conviction has a material adverse effect on the interests or reputation of the Company or any Subsidiary.

     5. Trading Policy Restrictions. Option exercises shall be subject to such Company trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

     6. Non-Transferability of Stock Option. The Stock Option is not transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

     7. Stock Option Shares. The shares to be issued under the Plan are shares of the Common Stock of the Company as constituted as of the date of this Agreement, subject to adjustments pursuant to Section 3 of the Plan.

     8. Rights as a Stockholder. The Optionee shall have the rights of a stockholder only as to shares of Stock acquired upon exercise of the Stock Option and not as to any shares of Stock covered by unexercised Stock Options. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such shares are acquired.

     9.  Tax Withholding.   No later than the date on which part or all of the
value of any shares of Stock received under the Plan first becomes includible in the Optionee's gross income for Federal income tax purposes, the Optionee shall make arrangements with the Administrator in accordance with Section 12 of the Plan regarding the payment of any federal, state or local taxes required to be withheld with respect to such income. Such payment may be either in cash or in Stock, subject to approval by the Administrator.

     10. Tax Status. The Stock Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

     11. The Plan. The Stock Option is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control.

     12. No Obligation to Exercise Stock Option. The grant and acceptance of the Stock Option imposes no obligation on the Optionee to exercise it.

     13. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

     14. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     15. Purchase Only for Investment. To insure the Company's compliance with the Securities Act of 1933, as amended, the Optionee agrees for himself or herself, the Optionee's legal representatives and estate, or other persons who acquire the right to exercise the Stock Option upon his or her death, that shares will be purchased in the exercise of the Stock Option for investment purposes only and not with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act.

     16. Governing Law. This Agreement and the Stock Option shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

     17. Beneficiary Designation. The Optionee hereby designates the following person(s) as the Optionee's beneficiary(ies) to whom shall be transferred any rights under the Stock Option which survive the Optionee's death. If the Optionee names more than one primary beneficiary and one or more of such primary beneficiaries die, the deceased primary beneficiary's interest will be apportioned among any surviving primary beneficiaries before any contingent beneficiary receives any amount, unless the Optionee indicates otherwise in a signed and dated additional page. The same rule shall apply within the category of contingent beneficiaries. Unless the Optionee has specified otherwise herein, any rights which survive the Optionee's death will be divided equally among the Optionee's primary beneficiaries or contingent beneficiaries, as the case may be. If no beneficiary survives the Optionee or there is no effective beneficiary designation, the Optionee's estate shall be deemed to be his or her beneficiary.

                            PRIMARY BENEFICIARY(IES)
                                 (Please Print)

              Name            Relationship    %              Address

(a)
   --------------------------  --------    ------   ---------------------------
(b)
   --------------------------  --------    ------   ---------------------------
(c)
   --------------------------  --------    ------   ---------------------------

                           CONTINGENT BENEFICIARY(IES)
                                 (Please Print)

              Name            Relationship    %              Address

(a)
   --------------------------  --------    ------   ---------------------------

(b)
   --------------------------  --------    ------   ---------------------------

(c)
   --------------------------  --------    ------   ---------------------------

                              BOSTON PROPERTIES, INC.


                              By:
                                 --------------------------------
                              Title:
                                    -----------------------------



     The undersigned hereby acknowledges receipt of the foregoing Stock Option and agrees to its terms and conditions:

                                            ------------------------------------
                                            Optionee

                                            ------------------------------------
                                            Date

                             BOSTON PROPERTIES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      Pursuant to the Boston Properties, Inc. 1997 Stock Option and Incentive Plan (the "Plan"), Boston Properties, Inc. (the "Company") hereby grants to (the "Optionee"), a non-qualified stock option (the "Stock Option") to purchase shares of Common Stock of the Company (the "Stock") at the price of $ per share, subject to the terms of this Agreement and the Plan. The Stock Option is granted as of (the "Grant Date") and shall expire on (the "Expiration Date"). All terms used herein that are defined in the Plan shall have the same meaning given them in the Plan.

      1. Timing of Exercise. Subject to Section 2 below and the discretion of the Administrator to accelerate the vesting schedule hereunder, the Stock Option shall become vested and exercisable with respect to the following whole number of shares according to the timetable set forth below:

  Number of Years          Percentage of Shares            Cumulative Percentage
After Date of Grant    Becoming Available for Exercise           Available
-------------------    -------------------------------           ---------

Less than 1 year                     0%                              0%
At least 1 year                     33 1/3%                         33 1/3%
At least 2 years                    33 1/3%                         66 2/3%
3 or more years                     33 1/3%                          100%

     Notwithstanding the foregoing, the Stock Option shall become fully vested and exercisable when the Optionee attains age 65, dies or becomes incapacitated (as defined in Section 2(b) below) or upon a Change in Control (as defined in the Plan) of the Company. The Stock Option shall remain exercisable until the Expiration Date, unless the Stock Option is terminated sooner as provided herein.

     2. Termination of Employment. If the Optionee ceases to be an employee of the Company or Subsidiary, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

          (a) Termination Due to Death. If the Optionee ceases to be an employee due to death, the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee's beneficiary or legal representative for a period of twelve (12) months from the date of death, or until the Expiration Date, if earlier.

          (b) Termination Due to Disability. If the Optionee ceases to be an employee as a result of incapacity due to physical or mental illness or disability which qualifies him or her to receive benefits under the Company's long-term disability plan, the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee (or Optionee's legal representative if Optionee is incapacitated) for a period of twelve
     (12) months from the date of termination or until the Expiration Date, if earlier.

          (c) Termination in Connection with Retirement. If the Optionee's employment terminates by reason of Retirement (as defined in the Plan), the Stock Option held by the Optionee may be exercised to the extent exercisable at the time of his or her Retirement, for a period of twenty-four (24) months from the date of Retirement or until the Expiration Date, if earlier.

          (d) Termination for Cause. If the Optionee ceases to be an employee for Cause (as defined herein), the Stock Option held by the Optionee shall immediately terminate and be of no further force and effect.

          (e) Other Termination. If the Optionee ceases to be an employee for any reason other than those stated in Sections 2(a), 2(b), 2(c) or 2(d) of this Agreement, the Stock Option held by the Optionee may be exercised to the extent exercisable at the time of his or her termination, for a period of three (3) months from the date of termination or until the Expiration Date, if earlier. The remaining portion of the Stock Option held by the Optionee shall immediately terminate and be of no further force and effect.

For this purpose, neither a transfer of employment from the Company to a Subsidiary (or from a Subsidiary to the Company) nor a leave of absence approved in writing shall be deemed a "termination of employment."

     3. Manner of Exercise. Subject to Section 5 below, the Stock Option may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Payment of the purchase price may be made by one or more of the following methods:

          (a) In cash, by certified or bank check or other instrument acceptable to the Administrator;

          (b) In the form of shares of Stock that the Optionee has beneficially owned for more than six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

          (c) By the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the Optionee chooses to pay the purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in the Optionee's stead in accordance with the provisions contained in the Plan or this Agreement) by the Company of the full purchase price for such shares and any required withholding taxes, and the fulfillment of any other requirements contained in the Plan, this Agreement or applicable provisions of law.

     4.  Definitions.  For purposes of this Agreement:

          "Cause" shall mean: (A) gross negligence or willful misconduct by Optionee in connection with the performance of his or her material duties as an employee of the Company or any Subsidiary; (B) a breach by Optionee of any of his or her material duties as an employee of the Company or any Subsidiary and the failure of Optionee to cure such breach within thirty
     (30) days after written notice thereof by the Company or any Subsidiary;
     (C) conduct by Optionee against the material best interests of the Company or any Subsidiary or a material act of common law fraud against the Company, any Subsidiary or the employees of either the Company or any Subsidiary; or (D) conviction of Optionee of a felony and such conviction has a material adverse effect on the interests or reputation of the Company or any Subsidiary.

     5. Trading Policy Restrictions. Option exercises shall be subject to such Company trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

     6. The Stock Option Transferable in Limited Circumstances. Subject to prior written notification to the Company by the Optionee, the Stock Option may be transferred to a family member, a trust for the benefit of one or more family members or a partnership in which family members are the only partners; provided, however, that the transferee agrees in writing with the Company to be bound by the terms of this Agreement and the Plan. Except as permitted in the preceding sentence, the Stock Option is not transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

     7. Stock Option Shares. The shares to be issued under the Plan are shares of the Common Stock of the Company as constituted as of the date of this Agreement, subject to adjustments pursuant to Section 3 of the Plan.

     8. Rights as a Stockholder. The Optionee shall have the rights of a stockholder only as to shares of Stock acquired upon exercise of the Stock Option and not as to any shares of Stock covered by unexercised Stock Options. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such shares are acquired.

     9.  Tax Withholding.   No later than the date on which part or all of the
value of any shares of Stock received under the Plan first becomes includible in the Optionee's gross income for Federal income tax purposes, the Optionee shall make arrangements with the Administrator in accordance with Section 12 of the Plan regarding the payment of any federal, state or local taxes required to be withheld with respect to such income. Such payment may be either in cash or in Stock, subject to approval by the Administrator.

     10. Tax Status. The Stock Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

     11. The Plan. The Stock Option is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control.

     12. No Obligation to Exercise Stock Option. The grant and acceptance of the Stock Option imposes no obligation on the Optionee to exercise it.

     13. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

     14. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     15. Purchase Only for Investment. To insure the Company's compliance with the Securities Act of 1933, as amended, the Optionee agrees for himself or herself, the Optionee's legal representatives and estate, or other persons who acquire the right to exercise the Stock Option upon his or her death, that shares will be purchased in the exercise of the Stock Option for investment purposes only and not with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act.

     16. Governing Law. This Agreement and the Stock Option shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

     17. Beneficiary Designation. The Optionee hereby designates the following person(s) as the Optionee's beneficiary(ies) to whom shall be transferred any rights under the Stock Option which survive the Optionee's death. If the Optionee names more than one primary beneficiary and one or more of such primary beneficiaries die, the deceased primary beneficiary's interest will be apportioned among any surviving primary beneficiaries before any contingent beneficiary receives any amount, unless the Optionee indicates otherwise in a signed and dated additional page. The same rule shall apply within the category of contingent beneficiaries. Unless the Optionee has specified otherwise herein, any rights which survive the Optionee's death will be divided equally among the Optionee's primary beneficiaries or contingent beneficiaries, as the case may be. If no beneficiary survives the Optionee or there is no effective beneficiary designation, the Optionee's estate shall be deemed to be his or her beneficiary.

                            PRIMARY BENEFICIARY(IES)
                                 (Please Print)

            Name            Relationship        %              Address

(a)
   -----------------------  ------------    ---------   ------------------------
(b)
   -----------------------  ------------    ---------   ------------------------
(c)
   -----------------------  ------------    ---------   ------------------------

                           CONTINGENT BENEFICIARY(IES)
                                 (Please Print)

            Name            Relationship        %              Address

(a)
   -----------------------  ------------    ---------   ------------------------

(b)
   -----------------------  ------------    ---------   ------------------------

(c)
   -----------------------  ------------    ---------   ------------------------

                              BOSTON PROPERTIES, INC.


                              By:
                                 -------------------------------

                              Title:
                                    ----------------------------



     The undersigned hereby acknowledges receipt of the foregoing Stock Option and agrees to its terms and conditions:

                                        -------------------------------------
                                        Optionee

                                        -------------------------------------
                                        Date

                             BOSTON PROPERTIES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

     Pursuant to the Boston Properties, Inc. 1997 Stock Option and Incentive Plan (the "Plan"), Boston Properties, Inc. (the "Company") hereby grants to
(the "Optionee"), a non-qualified stock option (the "Stock Option") to purchase
shares of Common Stock of the Company (the "Stock") at the price of   $      per
share, subject to the terms of this Agreement and the Plan.  The Stock Option is
granted as of        (the "Grant Date") and shall expire on        (the
"Expiration Date"). All terms used herein that are defined in the Plan shall have the same meaning given them in the Plan.

      1. Timing of Exercise. Subject to Section 2 below and the discretion of the Administrator to accelerate the vesting schedule hereunder, the Stock Option shall become vested and exercisable with respect to the following whole number of shares according to the timetable set forth below:

  Number of Years             Percentage of Shares         Cumulative Percentage
After Date of Grant      Becoming Available for Exercise         Available
-------------------      -------------------------------         ---------

Less than 1 year                       0%                            0%
At least 1 year                       50%                           50%
2 or more years                       50%                          100%

     Notwithstanding the foregoing, the Stock Option shall become fully vested and exercisable for the reasons stated in Sections 2(a), 2(b) and 2(c) below. The Stock Option shall remain exercisable until the Expiration Date, unless the Stock Option is terminated sooner as provided herein.

     2. Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

          (a) Termination Due to Death. If the Optionee ceases to be a Director due to death, the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee's beneficiary or legal representative for a period of twelve (12) months from the date of death, or until the Expiration Date, if earlier.

          (b) Termination Due to Disability. If the Optionee ceases to be a Director as a result of incapacity due to physical or mental illness or disability, the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee (or Optionee's legal representative if Optionee is incapacitated) for a period of twelve (12) months from the date the Director ceases to serve as a Director or until the Expiration Date, if earlier.

          (c) Termination in Connection with a Change of Control. If the Optionee ceases to be a Director as a result of a Change of Control, the Stock Option held by the Optionee shall become fully vested and exercisable and may thereafter be exercised by the Optionee for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier. Notwithstanding the foregoing, nothing in this Section 2(c) shall limit the Board's authority to take any action permitted pursuant to
     Section 3(c) of the Plan.

          (d) Other Termination. If the Optionee ceases to be a Director for any reason other than death, disability or Change of Control, the Stock Option held by the Optionee may be exercised to the extent exercisable at the time of his termination, for a period of twelve (12) months from the date the Director ceases to serve as a Director or until the Expiration Date, if earlier. The remaining portion of the Stock Option held by the Optionee shall immediately terminate and be of no further force and effect.


     3. Manner of Exercise. Subject to Section 4 below, the Stock Option may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Payment of the purchase price may be made by one or more of the following methods:

          (a) In cash, by certified or bank check or other instrument acceptable to the Administrator;

          (b) In the form of shares of Stock that the Optionee has beneficially owned for more than six months and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

          (c) By the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the Optionee chooses to pay the purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in the Optionee's stead in accordance with the provisions contained in the Plan or this Agreement) by the Company of the full purchase price for such shares and any required withholding taxes, and the fulfillment of any other requirements contained in the Plan, this Agreement or applicable provisions of law.

     4. Trading Policy Restrictions. Option exercises shall be subject to such Company trading-policy-related restrictions, terms and conditions as may be established by the Board, or in accordance with policies set by the Board, from time to time.

     5. The Stock Option Transferable in Limited Circumstances. Subject to prior written notification to the Company by the Optionee, the Stock Option may be transferred to a family member, a trust for the benefit of one or more family members or a partnership in which family members are the only partners; provided, however, that the transferee agrees in writing with the Company to be bound by the terms of this Agreement and the Plan. Except as permitted in the preceding sentence, the Stock Option is not transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

     6. Stock Option Shares. The shares to be issued under the Plan are shares of the Common Stock of the Company as constituted as of the date of this Agreement, subject to adjustments pursuant to Section 3 of the Plan.

     7. Rights as a Stockholder. The Optionee shall have the rights of a stockholder only as to shares of Stock acquired upon exercise of the Stock Option and not as to any shares of Stock covered by unexercised Stock Options. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such shares are acquired.

     8. Tax Status. The Stock Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

     9. The Plan. The Stock Option is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control.

     10. No Obligation to Exercise Stock Option. The grant and acceptance of the Stock Option imposes no obligation on the Optionee to exercise it.

     11. No Obligation to Continue as Director. This Stock Option does not confer upon the Optionee any rights with respect to continuance as a Director.

     12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     13. Purchase Only for Investment. To insure the Company's compliance with the Securities Act of 1933, as amended, the Optionee agrees for himself or herself, the Optionee's legal representatives and estate, or other persons who acquire the right to exercise the Stock Option upon his or her death, that shares will be purchased in the exercise of the Stock Option for investment purposes only and not with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act.

     14. Governing Law. This Agreement and the Stock Option shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

     15. Beneficiary Designation. The Optionee hereby designates the following person(s) as the Optionee's beneficiary(ies) to whom shall be transferred any rights under the Stock Option which survive the Optionee's death. If the Optionee names more than one primary beneficiary and one or more of such primary beneficiaries die, the deceased primary beneficiary's interest will be apportioned among any surviving primary beneficiaries before any contingent beneficiary receives any amount, unless the Optionee indicates otherwise in a signed and dated additional page. The same rule shall apply within the category of contingent beneficiaries. Unless the Optionee has specified otherwise herein, any rights which survive the Optionee's death will be divided equally among the Optionee's primary beneficiaries or contingent beneficiaries, as the case may be. If no beneficiary survives the Optionee or there is no effective beneficiary designation, the Optionee's estate shall be deemed to be his or her beneficiary.



                            PRIMARY BENEFICIARY(IES)
                                 (Please Print)

            Name            Relationship        %              Address

(a)
   -----------------------  ------------    ---------   ------------------------
(b)
   -----------------------  ------------    ---------   ------------------------
(c)
   -----------------------  ------------    ---------   ------------------------

                           CONTINGENT BENEFICIARY(IES)
                                 (Please Print)

            Name            Relationship        %              Address

(a)
   -----------------------  ------------    ---------   ------------------------

(b)
   -----------------------  ------------    ---------   ------------------------

(c)
   -----------------------  ------------    ---------   ------------------------

                              BOSTON PROPERTIES, INC.


                              By:
                                 -------------------------------

                              Title:
                                    ----------------------------



     The undersigned hereby acknowledges receipt of the foregoing Stock Option and agrees to its terms and conditions:

                                        -------------------------------------
                                        Optionee

                                        -------------------------------------
                                        Date